                                                                   EXHIBIT 10.15

                                LEASE AGREEMENT

     THIS LEASE made as of this 1st day of APRIL, 1993, by and between Biomedical Research Institute ("BRI"), an affiliate of AFBR, Incorporated in the State of Illinois, the address of which is 12111 Parklawn Drive, Rockville, Maryland 20852 ("Landlord"), and GenVec, Inc., the address of which is 12111 Parklawn Drive, Rockville, Maryland 20852 ("Tenant").

                                   ARTICLE I
                                 GRANT AND TERM

     SECTION 1.01. LEASED PREMISES. (a) Landlord, in consideration of the rent to be paid and the covenants to be performed by Tenant, does hereby demise and lease unto Tenant, and Tenant hereby rents and hires from Landlord, those certain premises consisting of 3,343 square feet of office, laboratory, and animal facilities located at 12111 Parklawn Drive, Rockville, Maryland 20852, as more particularly shown and described by cross-hatching on Exhibit A attached
                                                           ---------
hereto. Tenant agrees to accept the premises in "as is" condition.

     (b) Said Lease shall include all of the equipment, fixtures, furnishings, decor, decorations, installations, appurtenances and personal property presently existing on said premises or to be placed, installed or erected on the premises, and together with the right to use all hallways, lobbies, stairways and lavatories shown by shading on Exhibit "A" hereto and all adjoining parking areas, driveways, sidewalks, roads, alleys and means of ingress and egress pertaining to the Leased Premises (collectively, the "common areas").


     SECTION 1.02. COMMENCEMENT AND ENDING DAY OF TERM. The term of this Lease shall commence upon APRIL 1, 1993 and shall end on MARCH 31, 1994.

     SECTION 1.03. RENEWAL BY TENANT. Provided there is no continuing Event of Default, Tenant may renew this Lease for an additional twelve (12) months by delivering at least thirty (30) days prior written notice to Landlord.

     SECTION 1.04. TENANT'S EARLY TERMINATION OPTION. Notwithstanding any other provision of this Lease to the contrary, and provided Tenant is not otherwise in default hereunder, Tenant shall have the right, at its option, to terminate this Lease by delivering to Landlord at least thirty (30) days' prior written notice thereof, which notice shall be accompanied by a payment in the amount of two (2) month's net rent in consideration for such early termination. In the event that this option is exercised, this Lease shall terminate on the date specified in such notice, without the need for further action, whereupon neither party shall have any further liability to the other under this Lease. Tenant shall continue to pay all rent until the date of termination.

                                   ARTICLE II
                                      RENT

     SECTION 2.01. RENT. Tenant shall pay to Landlord, without deduction or set-off except as otherwise provided in this Lease, at the address specified herein or furnished pursuant to this Lease, a monthly rental ("net rent") of $4,560.41 ($16.37 per square foot on an annual basis) during the term of this Lease. Monthly rental for the renewal period will be adjusted based on the Washington, D.C. area CPI (Urban Wage Earners) and the determination of the adjusted rental for the renewal period shall be made and communicated to Tenant (along with the calculation therefore) at least thirty (30) days prior to the last date on which Tenant may exercise its renewal option pursuant to Section 1.03.

     SECTION 2.02. NON-APPLICABLE.

     SECTION 2.03. NON-APPLICABLE.

     SECTION 2.04. SERVICES AND BENEFITS INCLUDED IN ANNUAL RENTAL. Landlord shall provide Tenant as part of Tenant's Annual Rent the following services and benefits:

     1. Occupancy of turnkey laboratory, and animal facilities in "as is" condition;

     2. Adequate premise security consistent with other laboratories in business on Landlord's leasehold;

     3. Fire, casualty and public liability coverage on the building and the common spaces;

     4.   Parking for at least 12 cars;

     5.   All utilities related to the Leased Premises;

     6.   Janitorial services on a regular basis;

     7.   All real estate taxes payable on the Property; and

     8. All maintenance and cleaning services for both the Leased Premises and the common areas, unless due to the negligence or willful misconduct of Tenant or special requests by Tenant.

     SECTION 2.05. OPTIONAL SERVICES OFFERED BY LANDLORD. At Tenant's option, subject to separate agreement in writing, Landlord will provide the following services at Landlord's cost plus a maximum markup of 20% above Landlord's cost:

     1.   Environment rooms
     2.   Common Equipment
     3.   Certified Equipment
     4.   Conference Facilities
     5.   Repository
     6.   Kitchen
     7.   Animal Husbandry
     8.   Word Processing
     9.   Messenger Center
     10.  Clerical Services

Landlord may allow Tenant to solely use specific pieces of common equipment without charging Tenant additional rent for this sole use. If no additional rent is charged to Tenant, Tenant agrees to maintain the equipment and return it to Landlord in a reasonable condition. Tenant agrees to accept responsibility for the related repair and maintenance costs.

                                  ARTICLE III
                                      USE

     SECTION 3.01. USE. Tenant shall use the Leased Premises only for the operation of a medical research laboratory, administrative offices, and animal rooms and for no other purpose without the prior written consent of Landlord; provided, however, that at Landlord's option, Tenant may use the Leased Premises for any legally permissible use which proves to be economically feasible, to be determined by Landlord within its good faith discretion.

     SECTION 3.02. WASTE/PROHIBITED USE. Tenant shall not use or permit the Leased Premises or any part thereof to be used for any purpose or purposes other than the purpose or purposes for which the Leased. Premises are leased. Tenant shall not commit or suffer to be committed any waste upon the Leased Premises. Tenant shall not use the Leased Premises or permit the same to be used in whole or in part for any purpose or use that violates the laws, ordinances, regulations or rules of any public authority or organization.

                                   ARTICLE IV
                                  MAINTENANCE

     SECTION 4.01. Landlord agrees to maintain in good repair the outside walls, foundation and roof of the buildings and surface of the parking areas, sidewalks and driveways, as well as the structural soundness of the building, including all common areas and all component parts thereof the plumbing, electrical wiring, air conditioning and heating equipment.

     SECTION 4.02. Tenant will at all times during the term of the Lease, maintain the Leased Premises and the immediate area around the Leased Premises, at its own expense, in a clean, orderly, and sanitary condition.

                                   ARTICLE V
                           ALTERATIONS AND ADDITIONS

     SECTION 5.01. Tenant shall make no improvements or additions in or to the Leased Premises without Landlord's prior written permission which will not be unreasonably withheld. Minor alterations, additions or decorating may be made by Tenant in a good workmanlike manner. All alterations, improvements or additions shall be at Tenant's sole expense unless otherwise agreed to in writing by both parties.

     SECTION 5.02. In the event that any mechanics' or materialmen's liens shall at any time be filed against the Leased Premises purporting to be for work, labor, services or materials performed or furnished to Tenant or anyone holding the Leased Premises through or under Tenant, Tenant shall forthwith cause the same to be discharged of record or by bond, indemnification agreement or otherwise as agreed in writing between the parties within thirty (30) days following the date of such filing. If Tenant shall fail to cause lien to be discharged (or Landlord's interest protected as allowed in the preceding sentence) after being notified of the filing thereof as aforesaid, then, in addition to any other right or remedy of Landlord and Tenant shall pay as additional rent, on the first day of the next succeeding month all costs and expenses, including reasonable attorneys' fees incurred by Landlord in attempting to discharge such lien.

     SECTION 5.03. REPLACEMENTS. Tenant may install or place or re-install or replace upon and, if there is no continuing Event of Default, remove from the Leased Premises any trade fixtures, signs, machinery, and equipment. Such trade fixtures, signs, machinery, and equipment shall not be come the property of the Landlord (other than replacements of trade fixtures, machinery, and equipment which are the property of the Landlord and which replacements shall also be the property of Landlord). All personal property of the Tenant located on the Leased Premises is at Tenant's sole risk.

                                  ARTICLE VI
                        LIMITATION ON LANDLORD'S LIABILITY

     SECTION 6.01. Except with respect to any damages resulting from the willful or negligent act or omission of Landlord, its agents and employees, Landlord shall not be liable to Tenant, its employees, agents, business invitees, licensees, customers, guests, or trespassers for any damage or loss to the property of Tenant or others located on the Leased Premises or for any accident or injury to person in the Leased Premises or the Building resulting from: the necessity of repairing any portion of the Building; the use or operation (by Tenant or any other person or persons whatsoever) of any elevators, or heating, cooling, electrical or plumbing equipment or apparatus; the termination of this Lease by reason of the destruction of the Building or the Leased Premises; any fire, robbery, theft and/or any other casualty; any leaking in any part or portion of the Leased Premises or the Building; any water, wind, rain, or snow that may leak into, or flow from, any part of the Leased Premises or the Building; any acts or omissions of any occupant of any space adjacent to or adjoining all or any part of the Leased Premises; any water, gas, steam, fire, explosion, electricity or falling plaster; the bursting, stoppage or leakage of any pipes, sewer pipes, drains, conduits, ducts, appliances or plumbing works; the functioning or malfunctioning of the fire sprinkler system; the functioning or malfunctioning of any security system installed in the building of any part thereof, or any other cause whatsoever.

     SECTION 6.02. Landlord shall not be required to perform any of its obligations or any other provision of this Lease, nor be liable for loss or damage for failure to do so, nor shall Tenant be released from any of its obligations under this Lease because of the Landlord's failure to perform, where such failure arises from or through acts of God, strikes, lockouts, labor difficulties, explosions, sabotage, accidents, riots, civil commotions, acts of war, results of any warfare or warlike conditions in this or any foreign country, fire and casualty, requirements or other causes beyond the reasonable control of Landlord. If Landlord is so delayed or prevented from performing any of its obligations during the Term, the period of such delay or such prevention shall be deemed added to the time herein provided for the performance of any such obligation.

                                  ARTICLE VII
                             RULES AND REGULATIONS

     SECTION 7.01. RULES AND REGULATIONS. Tenant agrees to comply with and observe all rules and regulations established by Landlord from time to time (including, but not limited to, those attached hereto as Exhibit "B"), provided the same shall apply uniformly to all tenants of the laboratories. Tenant's failure to keep and observe said rules and regulations shall constitute a breach of the terms of this Lease in the same manner as if the rules and regulations were contained herein as covenants. In the case of any conflict between said rules and regulations and this Lease, this Lease shall be controlling.

                                  ARTICLE VIII
                               ACCESS BY LANDLORD

     SECTION 8.01. RIGHT OF ENTRY. Landlord or Landlord's agents shall have the right to enter the Leased Premises at all reasonable times to examine the same after having given Tenant at least forty-eight (48) hours prior notice thereof, except if otherwise agreed to by Tenant or in case of emergencies, in which event as much prior notice as is practicable shall be given. After giving the same notice as described in the immediately preceding sentence, Landlord or Landlord's agents shall have the further right to enter the Leased Premises to make such repairs, alterations, improvements or additions as Landlord may deem necessary or desirable, and Landlord shall be allowed to take all material into and upon the Leased Premises that may be required therefore without the same constituting an eviction of Tenant in whole or part, and the rent and other charges reserved shall in no way abate while said repairs, alterations, improvements, or additions are being made, by reason of loss or interruption of business by Tenant, or otherwise. During the three (3) months prior to the expiration of the term of this Lease, Landlord may exhibit the Leased Premises to prospective tenants.


                                   ARTICLE IX
                                INDEMNIFICATION

     SECTION 9.01. Tenant hereby indemnifies, and shall protect and hold Landlord harmless from and against all liabilities, losses, claims, demands, costs, expenses, and judgments of any nature arising, or alleged to arise, from or in connection with (a) any injury to, or the death of, any person or loss or damage to property on or about the Leased Premises or any adjoining property arising from or connected with (i) the use of the Leased Premises or the common area by Tenant during the term, (ii) the use of any common equipment (referred to in Section 2.05) by Tenant or any of its employees during the term, or (b) performance of any labor or services or the furnishing of any material or other, property in respect of the Leased Premises or any part thereof by or at the request of the Leased Premises or any part thereof by or at the request of Tenant. Tenant will resist and defend any action, suit, or proceeding brought against Landlord by reason of any such occurrence by counsel designated by Tenant and approved by Landlord.

                                   ARTICLE X
                            INSURANCE AND INDEMNITY

     SECTION 10.01. TENANT'S INSURANCE. (a) Tenant, at its sole cost and expense, shall, during the entire term hereof, procure, pay for and keep in full force and effect: (i) public liability and property damage insurance with respect to the Leased Premises and the operations of Tenant in, on or about the Leased Premises, in which the limits with respect to public liability shall be not less than One Million Dollars ($1,000,000) per occurrence for personal injury and death and in which the limits with respect to property damage liability shall not be less than Five Hundred Thousand Dollars ($500,000); (ii) insurance against vandalism, malicious mischief and such other additional perils as now are or hereafter may be included in a standard extended coverage endorsement from time to time in general use in the county in which the Leased Premises are located, insuring tenant's merchandise, trade fixtures, equipment and all other items of personal property of Tenant located on or in the Leased Premises, in an amount equal to not less than eighty percent (80%) of the actual replacement cost thereof; and (iii) workman's compensation coverage as required by law.

     (b) All policies of insurance required to be carried by Tenant pursuant to this Section 10.01 shall be written by responsible insurance companies authorized to do business in the state in which the Leased Premises are located, and shall name Landlord as an additional insured.

     (c)  Provided the insurance required to be maintained by Tenant pursuant to
Section 10.01 (a) is in full force and effect and remains so, Landlord waives, releases, and discharges Tenant to the extent of insurance coverage maintained by Tenant. All claims or demand whatsoever which Landlord may have or acquire in the future arising out of damage to or destruction of the Leased Premises occasioned by fire or extended coverage risks whether such claim or demand may arise because of the negligence of Tenant, its agents or employees or otherwise, and Landlord agrees to look only to the insurance coverage to the extent of such coverage in the event of such loss.

     (d) Landlord and Tenant hereby each release the other from any and all liability or responsibility to the other or any one claiming through or under them by way of subrogation or otherwise for any insured loss or damage to property caused by fire or other casualty, whether such loss, damage, fire or other insured event shall have been caused by the negligence but not willful misconduct of the other party, provided, however, that this release shall be applicable and in force and effect only with respect to loss or damage occurring during such time as the releasor's policies of insurance shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releasor to recover thereunder and shall apply only to the extent of the respective insurance coverages. Landlord and Tenant that each will request its insurance carriers to include in its policies such a clause or endorsement provided that if an additional premium shall be charged therefore, each party shall advise the other thereof and of the amount of such additional premium, and the other party, at its election, may pay but shall not be obligated to do so. If both parties cannot obtain such a waiver subrogation at reasonable commercial rates, then both parties shall be released from their obligation to obtain such a waiver.

     Each party will be deemed to have provided within their respective insurance policies a waiver of subrogation until notice is provided that waiver of subrogation has not been obtained and the policy for which it has not been obtained.


                                   ARTICLE XI
                OFF-SET STATEMENT, ATTORNMENT AND SUBORDINATION

     SECTION 11.01. OFF-SET STATEMENT. Tenant agrees within ten (10) days after request therefore by Landlord, to execute in recordable form and deliver to Landlord a statement, in writing, certifying (a) that this Lease is in full force and effect, (b) the date of commencement of the term of this Lease, (c) that rent is paid currently without any off-set or defence thereto, (d) the amount of rent, if any, paid in advance, (e) whether this Lease has been modified and, if so, identifying the modifications, and(f) that there are no uncured defaults by Landlord or stating those claimed by Tenant, provided that, in fact, such facts are accurate and ascertainable.

     SECTION 11.02. ATTORNMENT. Subject to the non-disturbance provisions of Section 11.03, in the event any proceedings are brought for the foreclosure of, or in the event of the conveyance by deed in lieu of foreclosure of, or in the event of exercise of the power of sale under, any mortgage and/or deed of trust made by Landlord covering the Leased Premises, or in the event Landlord sells, conveys or otherwise transfers its interest in the Leased Premises or any portion thereof containing the Leased Premises, this Lease shall remain in full force and effect and Tenant hereby attorns to and covenants and agrees to execute an instrument in writing reasonably satisfactory to the new owner whereby Tenant attorns to, such successor in interest and recognizes such successor as the Landlord under this Lease. Payment by or performance of this Lease by any person, firm or corporation claiming an interest in this Lease or the Leased Premises by, through or under the Tenant without Landlord's consent in writing shall not constitute an attornment or create any interest in this Lease or the Leased Premises.

     SECTION 11.03 SUBORDINATION. Tenant agrees that this Lease shall, at the request of Landlord, be subordinate to any first mortgages or deeds of trust or primary leases that may now or hereafter be placed upon the Leased Premises and to any and all advances to be made thereunder, and to the interest thereon, and all renewals, replacements and extensions thereof, provided the mortgagees or beneficiaries named in said mortgages or trust deeds shall agree to recognize the interest of Tenant under this Lease in the event of foreclosure, if Tenant is not then in default. Tenant also agrees that any mortgagee or beneficiary may elect to have this Lease constitute a prior lien to its mortgage or deed of trust, and in the event of such election and upon notification by such mortgagee or beneficiary to Tenant to that effect, this Lease shall be deemed prior in lien to such mortgage or deed of trust. Tenant agrees that upon the request of Landlord, or any mortgagee or beneficiary, Tenant shall execute whatever instruments may be required to carry out the intent of this Section.

     SECTION 11.04. REMEDIES. Failure of Tenant to execute any statements or instruments necessary or desirable to effectuate the foregoing provisions of this Article, within ten (10) days upon written request so to do by Landlord, shall constitute a breach of this Lease. In the event of such failure, Landlord, in addition to any other rights or remedies it might have, shall have the right by not less than ten (10) days' notice to Tenant to declare this Lease terminated and the term ended, and if Tenant shall not have executed and delivered such statement or instrument to Landlord prior to the expiration of such ten (10) day notice period, this Lease shall cease and terminate on the date specified in such notice with the same force and effect as though the date set forth in such notice were the date originally set forth herein and fixed for the expiration of the term; upon such termination Tenant shall vacate and surrender the Leased Premises. Further, Tenant hereby irrevocably appoints Landlord as attorney-at-fact for the name of the Tenant any such statements or instruments.


                                  ARTICLE XII
                           ASSIGNMENT AND SUBLETTING

     SECTION 12.01. ASSIGNMENT AND SUBLETTING. Notwithstanding any provision herein to the contrary, Tenant agrees not to assign or in any manner transfer this Lease or any estate or interest therein, and not to lease or sublet the Leased Premises or any part or parts thereof or any right or privilege appurtenant thereto without the written consent of the Landlord, which consent shall not be unreasonably withheld.

                                  SECTION XIII
                                    DEFAULT

     SECTION 13.01. If Tenant shall violate any covenant, including the covenant to pay rent when due, made by it in this Lease and shall fail to pay said rent within the five (5) day period after Tenant's receipt of notice of such failure, or in the event of a violation of any other covenant, Tenant shall fail to comply with said covenant within twenty (20) days after Tenant's receipt of notice of such violation from Landlord, or Tenant shall abandon said Leased Premises, or shall be adjudicated insolvent or bankrupt pursuant to the provisions of any state Act or the Federal Bankruptcy Code ("Events of Default"), Landlord may, at its option, re-enter and remove all persons and property from Leased Premises without being deemed guilty of any manner of trespass and without prejudice to any remedies for arrears of rent or breach of covenant and declare this Lease and the tenancy created terminated. Landlord may, at its election, provide Tenant with additional time to correct any Event of Default provided Tenant is utilizing its best efforts to correct such Event of Default. Landlord's agent or attorney may resume possession of the property and relet the same for the remainder of the term for the account of Tenant, who shall pay any deficiency. Landlord shall be entitled to the benefit of all provisions of applicable laws respecting the speedy recovery of lands and tenements held over by Tenant or proceedings in forcible entry and detainer. If Landlord ends this Lease or ends Tenants right to possess the Premises because of a Default, Landlord may hold Tenant liable for rent and other indebtedness accrued to the date the Lease ends. Tenant shall also be liable for the rent. Additional Rent and other indebtedness that otherwise would have been payable by Tenant during the remainder of the term had there been no Default., reduced by any sums Landlord receives by reletting the Premises during the Term.

     SECTION 13.02. If Landlord shall default on the terms of this Lease Agreement by reason of the Termination of the Prime Lease Agreement between American Foundation for Biological Research as Tenant and William Klinedist as Landlord, and Tenant (GenVec) is required to vacate its premises prior to the ending day of the term as outlined in Section 1.03, then this will not be considered an "early termination" as defined in Section 1.04, and therefore, Tenant will be not be required to pay the early termination fee of two (2) month's net rent.

                                  ARTICLE XIV
                                ATTORNEY'S FEES

     SECTION 14.01. In case suit shall be brought for recovery of possession of the Leased Premises, for the recovery of rent of any other amount due under the provisions of this Lease, or because of the breach of any other covenant herein contained on the part of

Tenant to be kept or performed, and a breach shall be established, Tenant shall pay to Landlord all expenses incurred therefore, including reasonable attorneys' fees; provided, however, that if Landlord shall fail to establish such breach, then Landlord shall pay to Tenant all of Tenant's reasonable expenses incurred in the defense thereof, including reasonable attorneys' fees. In the event of such suit, both parties waive their respective rights to a trial by jury.

                                   ARTICLE XV
                                QUIET ENJOYMENT

     SECTION 15.01. Tenant upon paying the rent as provided in ARTICLE II, and performing the covenants and agreements of this Lease shall quietly have, hold and enjoy the Leased Premises and all rights granted Tenant in this Lease during the term thereof and extensions thereto, if any.


                                  ARTICLE XVI
                            BANKRUPTCY OR INSOLVENCY

     SECTION 16.01. TENANT'S INTEREST NOT TRANSFERABLE. Neither Tenant's interest in this Lease, nor any estate hereby created in Tenant nor any interest herein or therein, shall pass to any trustee or receiver or assignee for the benefit of creditors or otherwise by operation of law except as may specifically be provided pursuant to the Bankruptcy Code.

     SECTION 16.02. TERMINATION BY INSOLVENCY. In the event the interest or estate created in Tenant hereby shall be taken in execution or by other process of law or if Tenant hereby shall be taken in execution or by other process of law or if Tenant is adjudicated insolvent or bankrupt pursuant to the provisions of any State Act or the Bankruptcy Code or if Tenant is adjudicated insolvent by a Court of competent jurisdiction other than the United States Bankruptcy Court, or if a receiver or trustee of the property of Tenant, if any, to pay its debts, or if any assignment shall be made of the property of Tenant or, if any, for the benefit of creditors, then and in any such events, this Lease and all rights of Tenant hereunder shall automatically cease and terminate with the same force and effect as though the date of such event were the date originally set forth herein and fixed for the expiration of the term, and Tenant shall vacate and surrender the Leased Premises but shall remain liable as herein provided.

                                  ARTICLE XVII
                                 MISCELLANEOUS

     SECTION 17.01. WAIVER; ELECTION OF REMEDIES. One or more waivers of any covenant or condition by Landlord shall not be construed as a waiver of a subsequent breach of the same covenant or condition, and the consent or approval by Landlord to or of any act by Tenant requiring Landlord's consent or approval shall not be deemed to render unnecessary Landlord's consent or approval to or of any subsequent similar act by Tenant. No breach by Tenant of a covenant or condition of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord. The rights and remedies of Landlord under this Lease or under any specific Section, subsection or clause hereof shall be cumulative and in addition to any and all other rights and remedies which Landlord has or may have elsewhere under this Lease or at law or equity, whether or not such Section, subsection or clause expressly so states.

     SECTION 17.02. NOTICES. Any notices required or permitted hereunder shall be in writing and delivered either in person to the other party or the other party's authorized agent, or by United States Certified Mail, Return Receipt Requested, postage fully prepaid, or by telegraphic communication, to the addresses set forth hereinafter, to such other address as either party may designate in writing and deliver as herein provided.

           Landlord:            Biomedical Research Institute
                                12111 Parklawn Drive
                                Rockville MD 20852

           with a copy to:      Warren S. Oliveri, Jr.
                                1025 Thomas Jefferson, N.W.  Washington D.C.
                                20007

           Tenant:              GenVec, Inc.
                                12111 Parklawn Drive
                                Rockville MD 20852

           with a copy to:      Hal S. Broderson, M.D.
                                Hillman Medical Ventures
                                2 Walnut Grove Drive Suite 130
                                Horsham PA 19044-2255

     SECTION 17.03. CAPTIONS. The captions and headings throughout this Lease are for convenience and reference only and the words contained therein shall in no way be held or deemed to define, limit, describe, explain, modify, amplify or add to the interpretation, construction or meaning of any provision or the scope or intent of this Lease nor in any way affect this Lease.

     SECTION 17.04. LAW OF MARYLAND. This Lease Agreement shall be construed under the laws of the State of Maryland.

     SECTION 17.05. HOLD OVER. During the period of any holding over after the termination or expiration of this Lease Agreement by Tenant, Tenant shall be deemed to be a Tenant from month to month.

     SECTION 17.06. SUCCESSOR AND ASSIGNS. This Lease Agreement and the covenants and conditions herein contained shall inure to the benefit of and be binding upon Landlord, its successors and assigns, and shall inure to the benefit of Tenant and only such assigns of Tenant to whom the assignment by Tenant has been consented to by Landlord.

     SECTION 17.07. ENTIRE AGREEMENT. This Lease Agreement constitutes the entire agreement of the parties and the same may not be amended or modified orally. All understandings, prior negotiations and agreements heretofore, oral and written, had between the parties are merged in this Lease Agreement, which alone fully and completely expresses their understanding and is binding upon Tenant, its successors and assigns.

     SECTION 17.08. This Lease is subject to and subordinate to the Prime Lease Agreement between American Foundation for Biological Research as Tenant and William Klinedist as Landlord, dated November, 1989.

     IN WITNESS WHEREOF, Landlord and Tenant have signed and sealed this Lease on the day and year first above written.

BIOMEDICAL RESEARCH INSTITUTE (Landlord)


By: /s/ James L. Leef, Ph.D.
   --------------------------------------------
        James L. Leef, Ph.D.

Title:         Director

Date:          March 25, 1993


GENVEC, INC.   (Tenant)


By: /s/ Charles A. Reinhart III
    -------------------------------------------
        Charles A. Reinhart III

Title:  Secretary, Director of Finance

Date:     3/31/93

          [LETTERHEAD OF BIOMEDICAL RESEARCH INSTITUTE APPEARS HERE]


LEASE AGREEMENT BETWEEN GENVEC AND BIOMEDICAL RESEARCH INSTITUTE



                LEASE - COMMERCIAL - INDUSTRIAL LEASE AGREEMENT
                -----------------------------------------------

                     ADDENDUM TO LEASE DATED APRIL 1, 1993
                     -------------------------------------

The above referenced lease is hereby amended as follows:

1.)  SECTION 1.02.    COMMENCEMENT AND ENDING DAY OF TERM. The term of this
     ------------
     Lease shall commence upon April 1, 1994 and shall end on March 31, 1995.

2.)  ARTICLE II - RENT Section 2.01.  RENT.  Tenant shall pay to Landlord,
     -----------------
     without deduction or set-off... ("net rent") of $4,697.22 ($16.86 per square foot on an annual basis)...

Attached you will find a copy of the Consumer Price Index, All Urban Consumers (CPI-U), U.S. City average reflecting the 3.0% increase.


  3-28-94                                         /s/ James L. Leef
---------------                                 -------------------------
Date                                            Lessor  (James L. Leef)


  3-28-94                                         /s/ Theresa Smith
---------------                                 -------------------------
Date                                            Witness  (Theresa Smith)


     This addendum, dated March 21, 1994, supersedes any previous addenda. It is bound unto all terms and conditions of above mentioned lease, the only changes, herein affected, being that of additional time and rate of rental.


Attachment CPI-U

          [LETTERHEAD OF BIOMEDICAL RESEARCH INSTITUTE APPEARS HERE]

LEASE AGREEMENT BETWEEN GENVEC AND BIOMEDICAL RESEARCH INSTITUTE



                LEASE - COMMERCIAL - INDUSTRIAL LEASE AGREEMENT
                -----------------------------------------------

                      ADDENDUM TO LEASE DATED MAY 1, 1994
                      -----------------------------------

The above referenced lease is hereby amended as follows:

SECTION 1.01. LEASED PREMISES. (a) Landlord, in consideration of the rent to be paid and the covenants to be performed by Tenant, and hires from Landlord, those certain premises consisting of 4,320 square feet of office, laboratory, and animal facilities located at 12111 Parklawn Drive, Rockville, Maryland 20852...

SECTION 2.01. RENT. Tenant shall pay to Landlord, without deduction or set-off except ..... ("net rent") of $6,069.60 ($.16.86 per square foot on an annual basis.)...

     This addendum represents an additional 977 square feet of space on the 1st floor, Room(s) 101, 101A, 101B, 101C, 101D, 101E, 101J and the hallway.
Total square feet 3,343 + 977 = 4,320.

     This addendum, dated May 1, 1994, supersedes any previous addenda. It is bound unto all terms and conditions of above mentioned lease, the only changes, herein affected, being that of additional space and net rent.


   6-9-94                                      /s/ James L. Leef
---------------                              -------------------------------
Date                                         Lessor (James L. Leef)

   6-29-94                                By   /s/ Charlie Reinhart III
---------------                              -------------------------------
Date                                         Lessee (Charlie Reinhart III)

   6-9-94                                      /s/ Theresa Smith
---------------                              -------------------------------
Date                                         Witness (Theresa Smith)

          [LETTERHEAD OF BIOMEDICAL RESEARCH INSTITUTE APPEARS HERE]

LEASE AGREEMENT BETWEEN GENVEC AND BIOMEDICAL RESEARCH INSTITUTE



                LEASE - COMMERCIAL - INDUSTRIAL LEASE AGREEMENT
                -----------------------------------------------

                    ADDENDUM TO LEASE DATED AUGUST 16, 1994
                    ---------------------------------------

The above referenced lease is hereby amended as follows:

SECTION 1.01. LEASED PREMISES. (a) Landlord, in consideration of the rent to be paid and the covenants to be performed by Tenant, and hires from Landlord, those certain premises consisting of 6,050 square feet of office, laboratory, and animal facilities located at 12111 Parklawn Drive, Rockville, Maryland 20852...

SECTION 2.01.  RENT.  Tenant shall pay to Landlord, without deduction or set-off except ..... ("net rent") of $8,500.25 ($16.86 per square foot on an annual basis)...

     This addendum represents an additional 1,730 square feet of space on the 2nd floor, rooms 206, 207. Total square feet 4,320 + 1,730 = 6,050. Attached you will find a floor plan with the additional space.

      The breakdown of space is as follows:

      1st Floor:                             977 square feet
      2nd Floor (Room 204 and Room 202): 3,343 square feet 2nd Floor (Room 206 and Room 207): 1,730 square feet
                                          ======
                     TOTAL SQUARE FEET:    6,050 square feet

     6,050 square feet x $16.86 per square foot = $102,003.00 divided by 12 months = $8,500.25 per month.

     This addendum, dated August 16, 1994, supersedes any previous addenda. It is bound unto all terms and conditions of above mentioned lease, the only changes, herein affected, being that of additional space and net rent.


 9-24-94                                       /s/ James L. Leef
-------------                                -----------------------------
Date                                         Lessor (James L. Leef)

 9-30-94                                       /s/ Charlie Reinhart III
-------------                                -----------------------------
Date                                         Lessee (Charlie Reinhart III)

 9-24-94                                       /s/ Theresa Smith
-------------                                -----------------------------
Date                                         Witness (Theresa Smith)

LEASE AGREEMENT BETWEEN GENVEC AND BIOMEDICAL RESEARCH INSTITUTE


                LEASE - COMMERCIAL - INDUSTRIAL LEASE AGREEMENT
                -----------------------------------------------

                     ADDENDUM TO LEASE DATED APRIL 1, 1993
                     -------------------------------------

The above referenced lease is hereby amended as follows:

SECTION 1.01. LEASED PREMISES. (a) Landlord, in consideration of the rent to be paid and the covenants to be performed by Tenant, and hires from Landlord, those certain premises consisting of 6,050 square feet of office, laboratory, and animal facilities located at 12111 Parklawn Drive, Rockville, Maryland 20852...

SECTION 2.01.  RENT.  Tenant shall pay to Landlord, without deduction or set-off except ..... ("net rent") of $8,500.25 ($16.86 per square foot on an annual basis)...

     THIS ADDENDUM SHALL ADD THE ADJACENT SPACE TO THE DEMISED PREMISES, KNOWN
     -------------------------------------------------------------------------
     AS 12115 PARKLAWN DRIVE, ROCKVILLE, MARYLAND MORE SPECIFICALLY DESCRIBED AS
     ---------------------------------------------------------------------------
     BAY "K", CONTAINING APPROXIMATELY THREE THOUSAND (3,000) SQUARE FEET OF
     -----------------------------------------------------------------------
     IMPROVED WAREHOUSE SPACE, AS SHOWN ON THE ATTACHED EXHIBIT "B".
     ---------------------------------------------------------------

     THE ANNUAL RENTAL FOR THIS ADDITIONAL SPACE SHALL BE 3,000 SQUARE FEET X
     ------------------------------------------------------------------------
     $16.86 PER SQUARE FOOT= $50,580,00 DIVIDED BY 12 MONTHS = $4,215.00.
     ---------------------------------------------------------------------

     The breakdown of space is as follows:
     1st Floor:                               977 square feet
     2nd Floor (Room 204 and Room 202): 3,343 square feet 2nd Floor (Room 206 and Room 207): 1,730 square feet 12115 Parklawn Drive "Bay K: : 3,000 square feet
                                           ======
                     TOTAL SQUARE FEET:     9,050 square feet

     9,050 square feet x $16.86 per square foot = $152,583.00 divided by 12 months = $12,715.25 per month.

     This addendum, dated December 29, 1994, supersedes any previous addenda. It is bound unto all terms and conditions of above mentioned lease, the only changes, herein affected, being that of additional space and net rent.


_______________________________              __________________________________
Date                                         Lessor (James L. Leef)

_______________________________              __________________________________
Date                                         Lessee (Charlie Reinhart III)

_______________________________              __________________________________
Date                                         Witness (Theresa Smith)

                            SECOND LEASE AMENDMENT

          This Second Lease Amendment (the "Second Amendment") is made this 4th day of April, 1995, between BIOMEDICAL RESEARCH INSTITUTE ("BRI"), an affiliate of AFBR, Incorporated, ("Landlord"), and GENVEC, INC., ("Tenant"), and shall be effective as of March 1, 1995.

          WHEREAS, Landlord and Tenant entered into a Lease Agreement dated April 1, 1993 (the "Lease"), for premises containing approximately 3,343 square feet of space (the "Premises") located at 12111 Parklawn Drive, Rockville, Maryland (the "Building"); and

          WHEREAS, the Lease was thereafter amended to extend the lease term and add an additional 2,707 square feet of space to the Premises; and

          WHEREAS, the Lease is scheduled to expire on March 31, 1995; and

          WHEREAS, Landlord and Tenant desire to amend the Lease to expand the Premises leased by Landlord to Tenant in the Building, and to extend the term of the Lease, all on the terms stated herein.

          NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties, the parties agree as follows:

          1.  EXPANSION PREMISES.
              -------------------

              Landlord hereby demises and leases to Tenant and Tenant hereby leases and accepts from Landlord, for a term and upon the conditions hereinafter provided, an additional three thousand (3,000) square feet of space identified as "Bay K" in the building known as 12115 Parklawn Drive, Rockville, Maryland, such additional space being outlined on the floor plan attached hereto and incorporated herein by reference as EXHIBIT A (the "Expansion Premises").

           2.   TERM.
                -----

                The Lease for the Premises and the Expansion Premises will be extended as of March 1, 1995, on a month-to-month basis, with Tenant's right to terminate such monthly tenancy limited by the provisions of Section 5 below.

           3.   RENT FOR PREMISES AND EXPANSION PREMISES.
                -----------------------------------------

                Tenant shall pay Landlord as Rent for the Premises and Expansion Premises, in legal tender as provided in the Lease, at Landlord's office, or as directed from time to time by Landlord's notice, the annual sum of One hundred fifty-two thousand five hundred eighty-three and 00/100 Dollars ($152,583.00), payable in equal monthly installments of Twelve thousand seven hundred fifteen and 25/100 ($12,715.25), in advance, promptly on the first day of each calendar month of the term. The aforementioned Rent is based on a charge per square foot of Sixteen and 86/100 Dollars ($16.86).

            4.  TENANT IMPROVEMENTS.
                --------------------

                Tenant agrees to accept the Premises and the Expansion Premises in their "as is" condition.

          5.   TERMINATION OF AGREEMENT.
               -------------------------

               Notwithstanding anything to the contrary contained in this Amendment and the Lease, Tenant shall have the right to partially terminate the Lease for the Premises and the Expansion Premises, after delivering prior written notice of its intention to Landlord, in accordance with the following schedule:


     Description               Square Footage              Required Notice
     -----------               --------------              ---------------
     Bay K                     3,000                       45 days
     Orig. 2d Floor            3,343                       60 days
     Sitek Upstairs            1,730                       30 days
     Sitek Downstairs            977                       30 days

Tenant may terminate its obligations with respect to each of the foregoing areas of the Premises in any order in which it deems appropriate; provided, however, that (a) in no event may Tenant give concurrent notices for more than one (1) area, and (b) its right to terminate its obligations for any other area will not accrue until after its notice of termination for a previously terminated area has expired.

           6.   DEFINED TERMS.
                --------------

                Except as otherwise expressly provided herein, all defined terms shall have the same meanings as provided in the Lease.

           7.   HEADINGS.
                ---------

                Headings contained in this Amendment are for convenience only and are not substantive to the provisions of this Amendment.

          8.   LEASE TERM RATIFIED.
               --------------------

               Except as otherwise expressly provided herein, and unless inconsistent with the terms hereof (the terms of which supersede all prior agreements of the parties as to the Expansion Premises), all other terms, conditions and covenants of the Lease are hereby ratified and confirmed.

          IN WITNESS WHEREOF, the parties have executed this Second Amendment by affixing their hands and seals as of the date noted above.

                                     Landlord:

ATTEST:                              BIOMEDICAL RESEARCH INSTITUTE
[SIGNATURE ILLEGIBLE]
-------------------------            By:    James L. Leef             (Seal)
                                           --------------------
                                     Name:  James L. Leef
                                           --------------------
                                     Title: Director
                                           --------------------


                                     Tenant:

ATTEST:                              GENVEC, INC.
[SIGNATURE ILLEGIBLE]
-------------------------            By:    Charles A. Reinhart III   (Seal)
                                            ------------------------
                                     Name:  Charles A. Reinhart III
                                            -----------------------
                                     Title: Director of Finance
                                            -----------------------

          [LETTERHEAD OF BIOMEDICAL RESEARCH INSTITUTE APPEARS HERE]


  MONTH-TO-MONTH AGREEMENT BETWEEN GENVEC AND BIOMEDICAL RESEARCH INSTITUTE
                                     (AES)


                 ANNUAL CONSUMER PRICE INDEX RENT INCREASE 1995
                 ----------------------------------------------


      Attached you will find a copy of March 1995, Consumer Price Index, All Urban Consumers (CPI-U), U.S. City reflecting a 2.9% increase. This increase will go into effective APRIL 1, 1995.

      The rent is based on a charge per square foot of Seventeen dollars and 35/100 ($17.35). The total square feet is 9,050. $17.35 x 9,050 = $157,017.50 divided by 12 months = $13,084.79 per month.

      Reference Page 3 of the Second Lease Amendment dated April 4, 1995, for the description of the property and total square feet.

        $ Per Square Foot                   Monthly Rent
        -----------------                   ------------
      FROM             TO                FROM           TO
     $16.86          $17.35          $12,715.25     $13,084.79


  4-27-95                                 /s/ James L. Leef
------------------------                  ------------------------
Date                                      Lessor (James L. Leef)


  4-27-95                                 /s/ Theresa P. Smith
------------------------                 -------------------------
Date                                     Witness (Theresa Smith)

     This addendum, dated April 26, 1995, supersedes any previous addenda. It is bound unto all terms and conditions of above-mentioned month-to-month agreement. The only changes, herein affected, being chat of additional time and rate of rental.


Attachment    CPI-U

                             THIRD LEASE AMENDMENT

          This Third Lease Amendment (the "Third Amendment") is made this 19th day of June, 1995, between BIOMEDICAL RESEARCH INSTITUTE ("BRI"), an affiliate of AFBR, Incorporated, ("Landlord"), and GENVEC, INC., ("Tenant"), and shall be effective as of March 1, 1995.

          WHEREAS, Landlord and Tenant entered into a Lease Agreement dated April 1, 1993 for premises containing approximately 3,343 square feet of space (the "Premises") located at 12111 Parklawn Drive, Rockville, Maryland (the "Building"); and

          WHEREAS, the Lease was thereafter amended to extend the lease term and add an additional 2,707 square feet of space to the Premises; and

          WHEREAS, the Lease was further amended by a Second Amendment dated April 4, 1995 (the Lease Agreement, together with all amendments is collectively referred to as the "Lease"), under which the Lease Term was extended and Tenant leased Expansion Premises containing approximately 3,000 square feet of space from Landlord at 12115 Parklawn Drive, Rockville, Maryland, hereinafter referred to as "Bay K;" and

          WHEREAS, the parties wish to further amend the Lease relating to the payment of utilities in the Expansion Premises.

          NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration the receipt and sufficiency of which are acknowledged by the parties hereto, the parties agree as follows:

           1.  PAYMENT OF UTILITIES IN THE EXPANSION PREMISES.
               -----------------------------------------------

               Tenant shall pay for all utilities provided to Bay K, which shall be in the name of Tenant and separately metered, the cost of which, if any, shall be paid by Tenant.

           2.  DEFINED TERMS.
               --------------

               Except as otherwise expressly provided herein, all defined terms shall have the same meanings as provided in the Lease.

           3.  HEADINGS.
               ---------

               Headings contained in this Amendment are for convenience only and are not substantive to the provisions of this Amendment.

          4.   LEASE TERM RATIFIED.
               --------------------

               Except as otherwise expressly provided herein, and unless inconsistent with the terms hereof (the terms of which supersede all prior agreements of the parties as to the Expansion Premises), all other terms, conditions and covenants of the Lease, are hereby ratified and confirmed.

          IN WITNESS WHEREOF, the parties have executed this Second Amendment by affixing their hands and seals as of the date noted above.


                                     Landlord:

ATTEST:                              BIOMEDICAL RESEARCH INSTITUTE

/s/ Theresa P. Smith                 By: /s/ James L. Leef           (Seal)
-------------------------               -----------------------------
                                     Name: James L. Leef Ph.D.
                                          ---------------------------
                                     Title: Director
                                           --------------------------


                                     Tenant:

ATTEST:                              GENVEC, INC.

[SIGNATURE ILLEGIBLE]                By: /s/ Charles A. Reinhart III (Seal)
-------------------------                    -----------------------
                                     Name: Director of Finance and Admin
                                          ------------------------------

      [LETTERHEAD OF BIOMEDICAL RESEARCH INSTITUTE APPEARS HERE]


        MONTH-TO-MONTH AGREEMENT BETWEEN GENVEC AND BIOMEDICAL RESEARCH
                                INSTITUTE (AES)
                ANNUAL CONSUMER PRICE INDEX RENT INCREASE 1996
                ----------------------------------------------


     Attached you will find a copy of February 1996, Consumer Price Index, All
                                                     -------------------------
Urban Consumers (CPI-U), U.S. City reflecting a 2.7% increase. This increase
----------------------------------
will go into effective APRIL 1, 1996.

     The rent is based on a charge per square foot of Seventeen dollars and 82/100 ($17.82). The total square feet is 9,050. $17.82 x 9,050 = $161,271.00 divided by 12 months = $13,439.25 per month.

     Reference Page 3 of the Second Lease Amendment dated April 4, 1995, for the description of the property and total square feet.

               $ Per Square Foot                       Monthly Rent
               -----------------                       ------------
                FROM        TO                       FROM          TO
               $17.35     $17.82                 $13,084.79    $13,439.25


3-26-96                                  /s/ James L. Leef
-----------------------                  -----------------------
Date                                     Lessor (James L. Leef)

3-26-96                                  /s/ Theresa P. Smith
-----------------------                  -----------------------
Date                                     Witness (Theresa Smith)

     This addendum, dated March 25, 1996, supersedes any previous addenda. It is bound unto all terms and conditions of above-mentioned month-to-month agreement. The only changes, herein affected, being that of additional time and rate of rental.

     Please note that the Certificate of Insurance expires May 21, 1996. Please forward an renewal certificate as soon as your plan renews.

     The Lease for the Premises and the Expansion Premises will be extended as of March 1, 1995, on a month-to-month basis, with Tenant s right to terminated such monthly tenancy limited by the provision of Section 5 on Page 3 of the Second Lease Amendment.

Attachment      CPI-U

          [LETTERHEAD OF BIOMEDICAL RESEARCH INSTITUTE APPEARS HERE]

                                  ADDENDUM #7
                                  -----------

       LEASE AGREEMENT BETWEEN GENVEC AND BIOMEDICAL RESEARCH INSTITUTE

                          EFFECTIVE NOVEMBER 1, 1996

     The addendum is to add additional 2,321 square feet of space to the Premises; and change Section 5 on Page 3 of the fourth amendment.

DESCRIPTION                              SQUARE FOOTAGE          REQUIRED NOTICE
-----------                              --------------          ---------------
Bay K                                    3,000                   45 days


Orig. 2nd Floor (north)                  3,343                   60 days
ADD:  NORTH SIDE OF BLDG.                                        "    "
      ROOM 206 A                           217                   "    "
      ROOM 206 B                           110                   "    "
      ROOM 206 C                            32                   "    "
      ROOM 206 D                           175   =   ADD 534  SQ. FT. "

Sitek Upstairs (south)                   1,730                  30 days
ADD: SOUTH SIDE OF BLDG.                                         "    "
     ROOM 215 (SOUTH)                      540                   "    "
     ROOM 213 (BACKLAB)                    242                   "    "
     2 HALLS & CRANNY                      292                   "    "
     WALK-IN 215B                           85                   "    "
     WASTE CLOSET 215A                      67    =   ADD 1,226 SQ.  FT. 30 days

Sitek downstairs (south)                   977                  30 days
ADD: NORTH SIDE OF BLDG.
     ROOM 104 A                            260                   "    "
     ROOM 104 B                            165                   "    "
     ROOM 104 C                            130                   "    "
MINUS ROOM 101J                           (100)                  "    "
     ROOM 123                              106    =   ADD 561 SQ. FT. "
     From 9,050 sq. ft. + 2,321 sq. ft = 11,371 sq. ft. @ $17.82 per sq. ft. = $16,885.94 per month.

        This addendum, dated this date of September 25, 1996, supersedes any previous addenda. It is bound unto all terms and conditions of above-mentioned lease agreement. The only changes, herein affected, being that of additional space and an updated copy of the Attachments Tenant Rules and Regulations.
                                             ----------------------------

     It is agreed that this addendum is legally binding to both parties as of September 25, 1996.

                                    Landlord:

                                    BIOMEDICAL RESEARCH INSTITUTE
                                    -----------------------------

Attest:/s/ Theresa P. Smith         BY:/s/ James L. Leef
       ----------------------          --------------------------
                                    Name:  James L. Leef, Ph.D
                                    Title: Director
                                    Date:  September 25, 1996


(seal):
                     *************************************
                                    Tenant:

                                    GENVEC, INC.
                                    ------------

Attest: [SIGNATURE ILLEGIBLE]       BY:/s/ Charles A. Reinhart III
       ----------------------          ----------------------------
                                    Name:  Charles A. Reinhart III
                                    Title: Director of Finance and
                                           Administration
                                    Date:  September 25, 1996

(seal):

                                  ATTACHMENT I
                                  ------------
                          TENANT RULES AND REGULATIONS
                          ----------------------------


Below you will find information regarding general rules which must be followed here at the Parklawn Buildings.

1)   ACCIDENTS:  All accidents occurring in the common areas including hallways
     ---------
     and parking lots must be reported to the Administrative office immediately. Any accidents occurring in the laboratory should be reported to the Safety Officer, Teresa Ponioi.

2)   AIR LINE FILTER:  A hydrophobic filter must be placed on ALL vacuum lines.
     ---------------
     See the BRI Safety Officer, Teresa Ponio. This is for the safety of the personnel and the protection of the vacuum system.

3)   ANIMAL FACILITIES:  See Dr. Lewis or Dr. Leef for access.  Charges for this
     -----------------
     service will be based on the number of cages per day housed in the facilities. Protective clothing must be worn at all times.

4)   AUTOCLAVE:  You must sign up for its use for no more than two consecutive
     ---------
     hours of time. See the office staff for the sign up sheet. Again, all the tenants must have access to this facility so DON'T use the autoclave for more than 2 hours at a time. Authorization can be granted for use of the autoclave after hours or on weekends.

     Each company is responsible for it's materials.  To autoclave material:

     Place your items in an autoclave bag with the autoclave tape and label stating the material is sterile. After sterilizing place the autoclave bag in the large trash receptacle available in the room. NEVER discard the red bags in the trash receptacle or dumpster. The red bags are only to be used for material which is to be picked up for incineration. If you need additional supplies please see Teresa Ponio, our Safety Officer.

5)   CANVASSING, SOLICITING AND PEDDLING:  Canvasing, soliciting and peddling in
     -----------------------------------
     the Building are prohibited, and Tenants shall cooperate to prevent such activities.

6)   COMMITTEES:  All tenants must assign a person(s) having authority to speak
     ----------
     for the tenant to the following committees, attendance is mandatory: The general laboratory Safety Committee and The Animal Care and Use Committee:
     You will be notified of the time and date of the meetings which are held at least once a quarter.

7)   COMMON AREAS are for the use of all personnel and are not to be unduly used
     ------------
     by any one individual; Tenant shall use the Common Area only as a means of ingress and egress, Tenants shall permit no loitering by any persons upon Common Areas or elsewhere within the Building. The common Areas and roof of the Building are not for the use of the general public, and Landlord shall in all cases retain the right to control or prevent assess thereto by all persons whose presences, in the judgement of Landlord, shall be prejudicial to the safety, character, reputation or interest of the Building and it's tenants. Tenants shall not enter or install equipments in the mechanical rooms, air conditioning rooms, electrical closets, janitorial closets, or similar areas or go upon the roof of the Building without the prior written consent of the Landlord. After initial construction of space, no tenant shall install any radio or television antenna, loudspeakers, or other devise on the roof or exterior walls of the Building.

8)   CONFERENCE ROOM:  You must schedule its use; See the office staff for the
     ---------------
     availability of the room.

9)   CONTRACTING:  Anytime  your company requires outside contracting in the
     -----------
     building you must notify BRI of the work you plan on doing, or the work that has been completed. ALL work conducted must meet the specification of the fire, state or building codes. If you elect to make repairs at your expense, BRI must be notified so it may inspect the work to make sure it conforms to code standards. Also, advise the BRI office if the contractor expects to be here after normal business hours. It is the responsibility of the Tenant to assure that any outside contractor has proof of liability insurance and workmans compensation coverage.

10)  COPIER:  You have access to the copier; a 15 cent charge per page will be
     ------
     billed to your company monthly. See the office staff for your access number.

11)  DISPUTES:  Should a dispute arise between tenants it is hoped that the
     --------
     tenants can resolve the dispute amicably. Should third party intervention be desired the BRI Administration will serve as such third party. However, every effort should be exhausted to solve the dispute before third party intervention is requested because such third party opinion will be binding.

12)  EQUIPMENT, FURNISHING, ETC. will not be stored in hallway,
     ---------------------------
     landings,.stairs, load dock or any common area. This is in violation of fire safety code.

13)  EQUIPMENT:  All equipment and any other devise of any unusual electrical or
     ---------
     mechanical nature shall be placed by Tenant in the Demised premises in settings that are structurally safe.

14)  FACSIMILE MACHINE:  Facsimile number: (301) 881-7640, the use fee is $1.00
     -----------------
     per page (incoming or outgoing).

15)  FIRE SAFETY PROCEDURES:  See the attachment 3.
     ----------------------

16)  1ST FLOOR MENS ROOM:  A shower is available.
     -------------------

17)  FREEZER SPACE:  Freezer space is available through Don Dover or Jerry Mouer
     -------------
     at the Freezer repository for a monthly charge. The phone number is (301) 881-4513.

18)  GLASSWARE STERILIZING:  Companies must have prior authorization from Dr.
     ---------------------
     Leef to use this facility. There is a charge to use the glassware facilities.

19)  GUEST PROCEDURES:  All guests must sign in at the guest desk in the lobby.
     ----------------

20)  HEATER OTHER THAN THE BUILDING HEAT:  The only devices that are not
     -----------------------------------
     acceptable to the fire safety code is electric resistant heaters (any glowing red strip). The Tenants may have window air/heat conditioner only if they properly secure the apparatus to the building and have made provisions in the installation that the building security is not breached. In addition such installation must be inspected and approved by BRI personnel.

21)  HOLD HARMLESS:  Tenant(s) will supply Landlord with a "HOLD HARMLESS"
     -------------                                          -------------
     agreement for the use of any of the "common equipment" or areas. Landlord also requires a Certificate of Insurance (general liability coverage) for their company with a minimum of $1,000,000 of coverage. The Certificate of Insurance must accompany your lease. It will be the responsibility of the tenant to provide the Administrative Office with the renewal agreement each year.

22)  INSECTICIDES:  Tenant agrees not to use or cause to have used any
     ------------
     insecticides to control insect populations since tenant recognized the Landlord's research involves raising insects for life cycles. Insecticides could interrupt these cycles disastrously.

23)  JANITORIAL CLEANING:  Special cleaning will be done upon request for an
     -------------------
     additional fee. The janitor is responsible for the routine cleaning of the laboratories such as the trash removal, care of the floors and vacuuming in the offices. Please notify us, in writing, of any times we should not We will attempt to accommodate your request.

24)  KEYS:  All the OUTSIDE doors are keyed the same and under no circumstances
     ----
     are keys to be transferred. Obtain keys from the Administrative staff. If you lose your key report it immediately, there is a $10 per key replacement fee. If you change any locks, you must give us a copy of the key immediately. This is necessary in case of fire or other emergency. The exterior doors must remained locked after normal business hours including holidays and weekends. Do not prop any doors open unless you remain at the door. Do not let guests or vendors access the building. Refer all guest or vendors to the lobby. Under no circumstance are children (under the age of 18) permitted in the laboratory areas unless they have a work permit. The Administrative office is open from 8 to 5 pm Monday through Friday, except holiday(s) and weekends.

25)  LEASEHOLD IMPROVEMENTS will remain the property of the Landlord unless
     ----------------------
     otherwise agreed in writing.

26)  LIGHT FIXTURE REPLACEMENT:  Any new or replacement of light fixtures must
     -------------------------
     be energy efficient with special ballast and backdrops. BRI is in an energy saving program with PEPCO. Please see Administration for approval.

27)  LUNCH ROOM:  People use ice from the ice machine for their drinks, always
     ----------
     use the ice scoop so the ice remains clean. Do not wear laboratory coats, gloves or bring lab materials into this room. Our staff will clean the refrigerator each Friday. All food and containers will be discarded. We recycle aluminum cans and card-board boxes only. The microwave is for food only and you must cover your dish. The coffee is available to guest and staff at cost.

28)  MAINTENANCE OF THE BUILDING:  All work orders should be directed to the
     ---------------------------
     Repository staff at 881-4513. Regular maintenance involves repair and maintenance of ceilings, walls and floors inclusive of utilities. All other special maintenance work will be charged on the basis of parts, labor and overhead. No work on the ceilings, walls and floors is not to be done without the written consent of the Administrative office.

29)  MAINTENANCE OF BRI'S FURNISHING OR EQUIPMENT:  ALL equipment, freezers,
     --------------------------------------------
     walk-ins, furniture will be the tenants responsibility to repair and to return in condition when the tenant is through using said material. Exceptions to this rule may be made on a case by case basis. If repairs are required on our equipment, the tenant(s) must notify Administrative office in writing that such repair are necessary. The tenant is responsible for incurred cost. BRI reserves the right to request equipment return upon 30 day written notice. See Attachment 5.

30)  MATERIAL DATA SAFETY SHEETS (MSDS):  All tenants must notify the
     ----------------------------------
     Administrative Office in writing of the location of their MSDS.

31)  MEDICAL WASTE:  All tenants are responsible for the removal of their
     -------------
     medical waste. See the office staff for a vendor.

32)  OBSTRUCT OR INTERFERE:  Tenants shall not obstruct or interfere with the
     ---------------------
     rights of other tenants of the Building, or of persons have business in the building, or in any way conduct any activity within the Demised Premises which will create excessive traffic or noise anywhere in the Building.

33)  OFFICE SUPPORT:  You will be charged for Secretarial/receptionist, accounts
     --------------
     payable, mail distribution, the use of the guest telephone in the lobby and bookkeeping services according to your use.

34)  PARKING:  The building area is 30,000 square feet and has 53 legal parking
     -------
     spaces. Thus, there is one (1) parking space for each 566 square feet of leased space. Because more permits will be issued than there are spaces available, parking is on a first come, first serve basis. Please see Attachment 4 for specific parking rules.

35)  PLUMBING:  Tenants shall not use the washrooms, restrooms and plumbing
     --------
     fixtures of the Building, and appurtenance thereto, for any other purposes than the purpose for which they were constructed, and Tenants shall not deposit any sweepings, rubbish, rags or other improper substances therein. If Tenants or Tenant's servants, employees, agents, contractors, jobber, licenses, invitee, guests or visitors cause any damage to such washrooms restrooms, plumbing fixtures or appurtenances, such damage shall be repaired at Tenant's expense, and Landlord shall not be responsible therefore.

36)  READING ROOM:  When the conference room is being used this room is
     ------------
     available; it seats 6 people. You must acquire authorization to use this room.

37)  TELEPHONE CHARGES:  See the office staff for the long distance access code.
     -----------------

38)  THERMOSTAT CONTROL:  All thermostats will be set at 68 degrees.  Do not
     ------------------
     change the settings without notifying maintenance.

39)  TRASH REMOVAL:  No broken glass bottles, glass pipettes, red hazard bags or
     -------------
     any sharp materials are to be placed in the regular trash. The only material which will be removed from the lab or office is what is in the trash receptacle. Break down all card-board boxes and place the boxes in the hallway for disposal. Tenants shall not deposit any trash, refuse, cigarettes, or other substances of any kind within or out of the Building, except in the refuse containers provided therefore. No material shall be placed in the trash receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of office building trash and garbage without being in violation of any law or ordinance governing such disposal. No tenant shall cause any unnecessary labor by reason of such tenant's carelessness or indifference in the preservation of good order and cleanliness.

40)  EXCEPTIONAL USE OF UTILITIES:  Incremental increases for utilities
     ----------------------------
     (inclusive of electric, gas, water) will be accessed if a given tenant requires an unusual demand. This will be agreed to by both Landlord and Tenant.

41)  INTERRUPTION OF UTILITIES:  A memo will be issued 24 hours in advance
     -------------------------
     except in case of emergency.

42)  WALK-IN +4 DEGREE AND -20 WALK-IN SPACE:  This is a common area but all
     ---------------------------------------
     materials MUST be labeled with the name of contact person, phone number and a brief description of items. Item(s) with no manufacturer label must have an identification label with the following: name, description, and any harmful elements. All the building tenants use this walk-in so if you need additional space, contact Don Dover at the Repository 881-4513.

43)  WINDOWS:  Tenant shall may install or permit the installation of any
     -------
     awnings, shades, mylar films or sun filters on windows. Prior written authorization is required. Tenants shall cooperate with Landlord in obtaining maximum effectiveness of the cooling system of the Building by closing drapes and other window coverings when the sun's rays fall upon windows of the Demised Premises. Tenant shall not obstruct, alter or impel the operation of Landlord's heating, ventilating, air conditioning, electrical, fans, safety or lighting systems.

                                  ATTACHMENT 3
                                  ------------

                               FIRE SAFETY DRILL
                               -----------------


1)   An audible alarm will sound throughout the building.

2) Immediately secure any procedure you may currently be performing. Do not leave something running which, in and or itself, could create a hazard. Turn out the lights if possible and close the door as you vacate the room, but do not lock the door.

3) Get out of the building via the nearest exit, but never go up the stairs to do this.

4) Always proceed to the parking lot and form departmental or company groups. Each group must have a person able to confirm that everyone in the group is present. When the personnel survey is complete, please report the results to the BRI Safety Officer.

5)   We are told by the Fire Department that:

     a) We should be able to vacate our building within 1 to 1.5 minutes after the alarm has been sounded.

     b) Not responding to the fire alarm is a serious offense and must be dealt with accordingly.

     c) A brief report of the fire drills will be recorded and made available to the Fire Department when they make periodic inspections of the building.

                                  ATTACHMENT 4
                                  ------------

                              PARKING PERMIT RULES
                              --------------------

1) The parking permits will be issued to an individual. This permit is a car pool permit and can be transferred from one car to another.

2) Each company will be responsible for their records. These records should contain the permit number and to whom the permit was issued. Visitors must have a permit to park in the lot.

3)   It must be displayed at all times on the rear view mirror.

4) It is suggested you have the permits returned to you upon termination of an employee.

5) The building area is 30,000 square feet and has 53 legal parking spaces. Thus, there is one (1) parking space for each 566 square feet of leased space. Because more permits will be issued than there are spaces available, parking is on a first come, first serve basis.

6) Biomedical Research Institute will not be responsible for any damages incurred if a vehicle is towed away. We also will not be responsible for any damage to or stolen items from cars parked in the lot.

7) If a vehicle is towed for no permit, BRI will not be responsible for the towing bill.

8)   Visitors must be issued a permit.

9)   Vehicles must be parked in a legal parking space.

10)  No vehicle is allowed to park in the loading dock or zones.

11) The towing company telephone number is on the signs at the entrances to the parking lot.

12) No vehicles will be left in the parking lot that needs repair. The vehicle will be towed at owners expense.

                                  ATTACHMENT 5
                                  ------------

                          MAINTENANCE OF BRI EQUIPMENT
                          ----------------------------


Below are the procedures for the repair of BRI Is equipment in tenant use.

1) The tenant is responsible for the repair of ALL BRI EQUIPMENT in tenant's possession.

2) The equipment is to be returned to BRI in good working order and will be examined and accepted by BRI Administrative personnel in writing. Exceptions to the status of equipment will be made on a case by case basis.

3) If the equipment needs repair BRI must be notified that the repair is/was necessary. BRI may require that certain equipment must have prior written approval. If BRI bids to do the repairs and if the bid is accepted BRI will be reimbursed for servicing the equipment.

4) No BRI equipment shall leave this building without the prior written consent of BRI.

5) Once a year, the BRI Office Manager or designee will coordinate a walk-thorough (physical inventory) of all BRI equipment in possession of tenant.

          [LETTERHEAD OF BIOMEDICAL RESEARCH INSTITUTE APPEARS HERE]


                                  ADDENDUM # 8
                                  ------------

LEASE AGREEMENT BETWEEN GENVEC AND BIOMEDICAL RESEARCH INSTITUTE
                        ------     -----------------------------

                  EFFECTIVE DATE OF CHANGE: JANUARY 15, 1997
                                            ----------------

SECTION 5 (PAGE 3): This addendum is to deduct 106 square feet of space for Room 123 (1/st/ Floor) which changes ADDENDUM #7. TOTAL SQUARE FEET FROM 11,371 TO 11,265

SECTION 3 (PAGE 2): RENT FOR PREMISES AND EXPANSION PREMISES. Tenant shall pay Landlord as Rent for the Premises and Expansion Premises, in legal tender... The annual sum of $202,631.28 divided by 12 months = $16,885.94 change to $200,742.30 divided by 12 months = $16,728.53.

SECTION XIII DEFAULT: (1/ST /SENTENCE) If Tenant shall violate any covenant, including the covenant to pay rent ... (last sentence) the Premises during, the Term.

Monthly rents are due and payable to the Landlord's Office on the first of each month. Payments not received by the Landlord within ten (10) days of the due date shall incur a five percent (5%) late charge. Any account not settled within thirty (30) days shall, in addition, incur a one and one-half percent (1 1/2%) per month service change on that outstanding balance.

     This addendum, dated this February 27, 1997, supersedes any previous addenda. It is bound unto all terms and conditions of the above-mentioned lease agreement. The only changes, herein affected, being that of less space and an LATE PAYMENT OF RENT statement.

     It is agreed that this addendum is legally binding to both parties as of:
January 15, 1997.


                                    Landlord

                                    BIOMEDICAL RESEARCH INSTITUTE
                                    -----------------------------

Attest:/s/ Theresa Smith            BY: /s/ James L. Leef
       ----------------------           ------------------------
                                    Name:  James L. Leef, Ph.D
                                    Title: Director
                                    Date:  February 28, 1997

                                    Tenant:


                                    GENVEC, INC.
                                    ------------

Attest:[SIGNATURE ILLEGIBLE]        By:/s/ Charles A. Reinhart III
       ----------------------          ----------------------------
                                    Name:  Charles A. Reinhart III
                                    Title: Director of Finance and
                                           Administration
                                    Date:  February 28, 1997

          [LETTERHEAD OF BIOMEDICAL RESEARCH INSTITUTE APPEARS HERE]

                                  ADDENDUM #9

LEASE AGREEMENT BETWEEN GENVEC AND BIOMEDICAL RESEARCH INSTITUTE

                    EFFECTIVE DATE OF CHANGE: APRIL 1, 1997

Attached you will find a copy of the Consumer Price Index all Urban Consumers (CPI-U) Analysis ending January 1997. The CPI reflects a .03% increase.

                             Annual            Monthly        $ per square foot
                             ------            -------        -----------------

From:                      $200,742.30        $16,728.53            $17.82

To:                        $206,764.57        $17,230.38            $18.35

     This addendum, dated March 28, 1997, supersedes any previous addenda. It is bound unto all terms and conditions of the above-mentioned lease agreement.

     It is agreed that this addendum is legally binding to both parties as of:
APRIL 1, 1997.


                                    Landlord:
                                    BIOMEDICAL RESEARCH INSTITUTE
                                    -----------------------------

Attest:/s/ Theresa P. Smith         By:/s/ James L. Leef
       ----------------------          ---------------------------
                                    Name:  James L. Leef, Ph.D
                                    Title: Director
                                    Date:  March 28, 1997

                                    Tenant:
                                    GENVEC, INC.
                                    ------------

Attest:[SIGNATURE ILLEGIBLE]        By:/s/ Charles A. Reinhart III
       ----------------------          ---------------------------
                                    Name:  Charles A. Reinhart III
                                    Title: Director of Finance and
                                           Administration
                                    Date:     4/1/97

          [LETTERHEAD OF BIOMEDICAL RESEARCH INSTITUTE APPEARS HERE]

                           GENVEC, INC ADDENDUM # 10

LEASE AGREEMENT BETWEEN GENVEC AND BIOMEDICAL RESEARCH INSTITUTE
                  EFFECTIVE DATE OF CHANGE: SEPTEMBER 1, 1997


EXPANSION TO PREMISES:
This addendum is to add 3,000 square feet to the lease agreement for 12115 Parklawn Drive, Bay "L". Total square feet from 11,265 to 14,265 at $18.35 per square foot.

RENT FOR PREMISES AND EXPANSION PREMISES:
14,265 at $18.35 per square foot = $261,762.75 divided by 12 months = $21,813.56 per month.

TENANT IMPROVEMENTS:
Tenant agrees to accept the Expansion Premises in there "as is" condition except for a door joining BAY "K" to BAY "L" will be permitted. The door will be installed at BRI's expense. The location of the door will be mutually agreed upon, in accordance with building codes.

TERMINATION OF AGREEMENT:
Notwithstanding anything to the contrary contained in this Amendment and the Lease, Tenant shall have the right to partially terminated the Lease for the Premises and the Expansion Premises, after delivering prior written notice of its intention to Landlord, in accordance with the following schedule:

The addition of Bay "L" will be under the same lease agreements and amendments which pertain to the addition of Bay "K".

Bay "L" (3,000) square feet will require a 45 days notice. See Page 3 of the Second Lease Amendment. It is clear from that language that this forty-five (45) days for BAY "L" stands as a separate entity.

Tenant may terminate it's obligations with respect to each of the foregoing areas of the Premises in any order in which it deems appropriate; provided, however, that (a) in no event may Tenant give concurrent notices for more than one (1) area, and (b) it's right to terminate it's obligations for any other area will not accrue until alter it's notice of termination for a previously terminated area has expired.

Page 2 of 2                                                  Addendum # 10


PAYMENT OF UTILITIES:
Tenant shall pay for all utilities provided to BAY "L", which shall be in the name of Tenant and separately metered, the cost of which, if any shall be paid by Tenant.

This addendum, dates this 19th day of August, 1997, supersedes any previous addenda. It is bound unto all terms and conditions of the above-mentioned lease agreement. The only changes, herein affected, being that of additional space.

It is agreed that this addendum is legally binding to both parties as of the date signed.

LANDLORD:      BIOMEDICAL RESEARCH INSTITUTE

    Name:      /s/ James L. Leef
               ------------------------------
               James L. Leef, Ph.D., Director
    Date:      August 20, 1997

TENANT:        GENVEC, INC.

     Name:     /s/ Paul H. Fischer
               -----------------------------------------
               Paul H. Fischer, Ph.D., President and CEO
     Date:     ________________________